SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 15, 2007 (March 13, 2007)

MARQUEE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-122636	77-0642885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

920 Main Street, Kansas City, Missouri 64105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Amendment to Senior Secured Credit Facility

On March 13, 2007, AMC Entertainment Inc., the guarantors named therein, Citibank, N.A., as Administrative Agent, and the lenders party thereto entered into Amendment No. 2 to its senior secured credit facility.  The purpose of the amendment was, among other things, to lower the interest rates related to its term loan, reduce the unused commitment fee and amend the change of control definition so that Marquee Holdings Inc.’s proposed initial public offering and the related transactions will not constitute a change of control.

A copy of the Amendment No. 2 to the Credit Agreement is incorporated by reference herein as Exhibit 10.1.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

*10.1	Amendment No. 2 to Credit Agreement, dated as of March 13, 2007, between AMC Entertainment Inc., and Citicorp North America, as Administrative Agent.

*                    Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2007	MARQUEE HOLDINGS INC.

	By:	/s/ CRAIG R. RAMSEY
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
*10.1	Amendment No. 2 to Credit Agreement, dated as of March 13, 2007, between AMC Entertainment Inc., and Citicorp North America, as Administrative Agent.

*                    Filed herewith